Exhibit 99.1
Joint Filer Information
Name:  TL Ventures III L.P.
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  October 26, 2004

Name:  TL Ventures III Offshore L.P.
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  October 26, 2004

Name:  TL Ventures III Interfund, L.P.
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  October 26, 2004

Name:  TL Ventures Holding Company L.P.
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  October 26, 2004

Name:  TL Ventures Holding Company Manager LLC
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  October 26, 2004

Name:  Robert E. Keith, Jr.
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  October 26, 2004

Name:  Christopher J. Davis
Address 800 Building, 435 Devon Park Drive, Wayne, PA 109087-1990
Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  October 26, 2004

Name:  TL Ventures III Management L.P.
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  October 26, 2004

Name:  TL Ventures III General Partner L.P.
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  October 26, 2004

Name:  TL Ventures III Manager LLC
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  October 26, 2004

Name:  TL Ventures III Offshore Partners L.P.
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  October 26, 2004

Name:  TL Ventures III Offshore Ltd
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  October 26, 2004

Name:  Mark J. DeNino
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  October 26, 2004